Exhibit 99.1

Press Release

Contact: Investor Relations Redback Networks 408-750-5505 investor_relations@redback.com	Melissa Chadwick (Media) Merritt Group 703-390-1539 chadwick@merrittgrp.com

REDBACK NETWORKS ANNOUNCES FOURTH QUARTER AND FISCAL

YEAR 2005 OPERATING RESULTS

SAN JOSE, Calif., January 26, 2006 — Redback Networks Inc. (NASDAQ: RBAK), a leading provider of broadband networking systems, today announced its fourth quarter and fiscal year 2005 results for the period ended December 31, 2005. Net revenue for the fourth quarter of 2005 was $48.0 million, an increase of 32 percent from the third quarter of 2005. Net revenue was up $15.9 million, or 50 percent, over the fourth quarter of 2004. Net revenue for the fiscal year 2005 jumped to $153.3 million, compared with $115.6 million in fiscal year 2004.

“I am very pleased with the progressive revenue growth and profitability in the quarter and excited about the adoption of our SmartEdge® product family for deployment towards advanced and personalized IP based services,” said Kevin DeNuccio, president and chief executive officer, Redback Networks. “Year over year, sales for our SmartEdge Service Gateway were up 105%, creating a strong footprint for continued growth in 2006.”

GAAP net income for the fourth quarter of 2005 was $0.3 million or $ 0.01 per share attributable to common stockholders compared to a GAAP net loss of $12.0 million or $ (0.23) per share in the fourth quarter of 2004. Non-GAAP net income for the fourth quarter of 2005 was $0.4 million or $ 0.01 per share, compared to a non-GAAP net loss of $4.2 million or $ (0.08) per share for the fourth quarter of 2004. Excluded from the non-GAAP results for the fourth quarter of 2005 were charges relating to amortization of intangible assets, amortization of stock-based compensation, sale of inventory as scrap, amortization of the fair value of warrants issued in connection with a lease agreement, partial recovery on investment that previously had been written down, accretion of a dividend payable to the preferred stockholders, provision for income taxes that have been reclassified from miscellaneous tax in selling, general and administrative, income taxes true up from previous quarters, loss from early retirement of software license assets and a benefit to operating expense from the benefit from change in estimate of pre-bankruptcy liability.

See the attached table for a reconciliation of our non-GAAP results to GAAP results.

Redback Networks will discuss these quarterly results in an investor conference call today at 1:45 p.m. Pacific Time. The conference telephone number is 1-847-619-6819. A live web cast is also available from the investor relations portion of the Redback’s web site at http://www.redback.com/investors. A telephone replay of the conference call will be available later in the day. Replay information will be available at 1-877-213-9653 or 1-630-652-3041 access code: 13605124.

About Redback Networks

Redback Networks Inc., a leading provider of next-generation broadband networking equipment, enables carriers and service providers to build Smart Broadband Networks that are personalized, adaptive and efficient. The Smart Broadband Network provides advanced IP based subscriber services to consumers, businesses and wholesale customers. The company’s carrier-class, scalable SmartEdge product family combines carrier class edge routing, advanced subscriber management and high density Ethernet aggregation functions. In conjunction with the NetOp™ Element and Policy Manager platforms the SmartEdge family provides a powerful and flexible infrastructure solution that enables delivery of next-generation Broadband IP services.

Founded in 1996 and headquartered in San Jose, Calif., with sales and technical support centers located worldwide, Redback Networks maintains a growing and global customer base of more than 500 carriers and service providers, including major local exchange carriers (LECs), inter-exchange carriers (IXCs), PTTs, service providers and ISPs. For more information, visit Redback Networks at www.redback.com.

# # #

REDBACK and SmartEdge are trademarks registered at the U.S. Patent and Trademark Office and in other countries. NetOp is a trademark of Redback Networks Inc.

Note Regarding Forward Looking Statements

The statements contained in this press release that are not purely historical are forward-looking statements which are subject to the safe harbor provisions of the Private Litigation reform Act of 1995. These statements include but are not limited to statements regarding our expected financial results and expectations of continued sales and revenue growth and growth of our SmartEdge product line. These statements are only predictions and involve a number of risks and uncertainties, the outcome of which could materially and/or adversely affect Redback’s actual future results. These risks include without limitation the following: growth trends in the networking industry and in various geographic regions; variations in customer demand for products and services; the timing of orders and manufacturing lead times; changes in customer order trends or customer or product mix, and other risks relating to Redback’s business as set forth in the Quarterly Report on Form 10Q for the quarter ended September 30, 2005 and Redback’s other most recent reports on Form 10-K, Form 10-Q and Form 8-K, and amendments thereto, on file with the Securities and Exchange Commission (SEC), and other reports filed with the SEC from time to time. All forward-looking statements included in this document are based upon information available as of the date hereof, and Redback assumes no obligation to update those statements.

Non-GAAP Disclosure

To supplement our consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Balance Sheets

(In thousands)

(unaudited)

	Successor
	December 31, 2005	December 31, 2004
Assets
Current assets:
Cash and cash equivalents	$43,764	$42,558
Accounts receivable, net	32,708	21,892
Inventories	12,063	7,420
Other current assets	8,204	5,322

Total current assets	96,739	77,192
Property and equipment, net	16,944	16,583
Goodwill	144,401	145,083
Intangibles, net	55,669	66,285
Other assets	1,391	2,292

Total assets	$315,144	$307,435

Liabilities, Mandatory Redeemable Convertible Preferred Stock, and Stockholders’ Equity
Current liabilities:
Borrowings and capital lease obligations	$372	$—
Accounts payable	27,794	17,258
Accrued liabilities	14,759	19,375
Deferred revenue	18,288	15,245

Total current liabilities	61,213	51,878
Deferred revenue, net of current portion	7,036	2,301
Long term liabilities	1,579	2,181

Total liabilities	69,828	56,360
Mandatory redeemable convertible preferred stock	47,897	47,282
Stockholders’ equity	197,419	203,793

Total liabilities, mandatory redeemable convertible preferred stock and stockholders’ equity	$315,144	$307,435

Redback Networks Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor		Successor		Predecessor
	Three Months Ended December 31, 2005	Three Months Ended December 31, 2004	Twelve Months Ended December 31, 2005	January 3 Through December 31, 2004	January 1 Through January 2, 2004
Net revenue	$47,982	$32,082	$153,260	$115,569	$—
Cost of revenue, excluding amortization	19,420	13,829	61,717	48,932	—
Amortization	2,654	2,725	10,615	10,909	—

Total cost of revenue	22,074	16,554	72,332	59,841	—

Gross profit	25,908	15,528	80,928	55,728	—

Operating expenses:
Research and development	14,740	12,581	58,337	48,476	—
Selling, general and administrative	12,881	11,262	42,933	41,769	—
Change in estimate of pre-bankruptcy liabilities	(3,668)	—	(3,668)	—	—
Reorganization items	—	(1,234)	—	1,553	—
Stock-based compensation	978	4,448	4,003	19,816	—

Total operating expenses	24,931	27,057	101,605	111,614	—

Income (loss) from operations	977	(11,529)	(20,677)	(55,886)	—
Other income (expense), net	(48)	(297)	(232)	5,027	—
Net gain on discharge of debt	—	—	—	—	71,164
Fresh start adjustments	—	—	—	—	(218,691)
Induced conversion charge	—	—	—	—	(335,809)

Income (loss) before reorganization items	929	(11,826)	(20,909)	(50,859)	(483,336)
Reorganization items	—	—	—	—	1,539

Income (loss) before income taxes	929	(11,826)	(20,909)	(50,859)	(484,875)
Provision for income taxes	461	—	848	—	—

Net income (loss)	468	(11,826)	(21,757)	(50,859)	(484,875)
Deemed dividend and accretion on preferred stock	154	151	615	17,265	—

Net income (loss) attributable to common stockholders	$314	$(11,977)	$(22,372)	$(68,124)	$(484,875)

Net income (loss) attributable to common stockholders per share:
Basic	$0.01	$(0.23)	$(0.41)	$(1.30)	$(2.65)

Diluted	$0.01	$(0.23)	$(0.41)	$(1.30)	$(2.65)

Shares used in computing net loss attributable to common stockholders per share (a):
Basic	55,524	52,978	54,442	52,269	183,009

Diluted	71,624	52,978	54,442	52,269	183,009

(a) Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective as of January 2, 2004.

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor				Successor
	Three Months Ended December 31, 2005				Three Months Ended December 31, 2004
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)	Reconciling Items		GAAP (b)
Net revenue	$47,982	$—		$47,982	$32,082	$—		$32,082
Cost of revenue, excluding amortization	19,350	—		19,350	13,829	—		13,829
Amortization	—	2,654	(c)	2,654	—	2,651	(c)	2,651
	—	70	(e)	70	—	74	(e)	74

Total cost of revenue	19,350	2,724		22,074	13,829	2,725		16,554

Gross profit (loss)	28,632	(2,724)		25,908	18,253	(2,725)		15,528

Operating expenses:
Research and development	14,351	389	(e)	14,740	12,283	298	(e)	12,581
Selling, general and administrative	13,373	(779	)(e)	12,881	11,154	108	(e)	11,262
Change in estimate of pre-bankruptcy liabilities	—	(3,668	)(g)	(3,668)	—	—		—
Reorganization items	—	—		—	(1,234)	—		(1,234)
Stock-based compensation	—	978	(d)	978	—	4,448	(d)	4,448

Total operating expenses	27,724	(3,080)		24,931	22,203	4,854		27,057

Income (loss) from operations	908	356		977	(3,950)	(7,579)		(11,529)
Other income (expense), net	(48)	—		(48)	(297)	—		(297)

Income (loss) before income taxes	860	356		929	(4,247)	(7,579)		(11,826)
Provision for income taxes	461	—		461	—	—		—

Net income (loss)	399	(355)		468	(4,247)	(7,579)		(11,826)
Deemed dividend and accretion on preferred stock	—	154	(f)	154	—	151	(f)	151

Net income (loss) attributable to common stockholders	$399	$(509)		$314	$(4,247)	$(7,730)		$(11,977)

Net income (loss) per share:
Basic	$0.01			$0.01	$(0.08)			$(0.23)

Diluted	$0.01			$0.01	$(0.08)			$(0.23)

Shares used in computing net income (loss) per share(h):
Basic	55,524			55,524	52,978			52,978

Diluted	71,624			69,217	52,978			52,978

(a) Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, accretion of a dividend payable to the preferred stockholders, and benefit from, change in estimate of pre-bankruptcy liabilities.

(b) Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).

(c) Amount represents amortization of intangible assets, including those arising from fresh-start accounting.

(d) Amount represents amortization of stock-based compensation.

(e) Amount represents amortization of the fair value of warrants issued in connection with a lease agreement.

(f) Amount represents accretion of a dividend payable to the preferred stockholders.

(g) Amount represents benefit from change in estimate of pre-bankruptcy liabilities.

(h) Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective January 2, 2004.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and to help assess our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(unaudited)

	Successor				Successor
	Twelve Months Ended December 31, 2005				January 3 Through December 31, 2004
	Non-GAAP (a)	Reconciling Items		GAAP (b)	Non-GAAP (a)	Reconciling Items		GAAP (b)
Net revenue	$153,260	$—		$153,260	$115,569	$—		$115,569
Cost of revenue, excluding amortization	61,439	—		61,439	49,093	10,615	(c)	59,708
Amortization	—	10,615	(c)	10,615	—	(163	)(d)	(163)
	—	278	(f)	278	—	296	(f)	296

Total cost of revenue	61,439	10,893		72,332	49,093	10,748		59,841

Gross profit (loss)	91,821	(10,893)		80,928	66,476	(10,748)		55,728

Operating expenses:
Research and development	56,934	1,403	(f)	58,337	47,284	1,192	(f)	48,476
Selling, general and administrative	43,168	(255	)(f)	42,933	41,337	432	(f)	41,769
Change in estimate of pre-bankruptcy liabilities	—	(3,668	)(j)	(3,668)	—	—		—
Reorganization items	—	—		—	1,553	—		1,553
Stock-based compensation	—	4,003	(e)	4,003	—	19,816	(e)	19,816

Total operating expenses	100,102	1,503		101,605	90,174	21,440		111,614

Loss from operations	(8,281)	(12,396)		(20,677)	(23,698)	(32,188)		(55,886)
Other income (expense), net	(414)	182	(h)	(232)	(1,001)	6,028	(h)	5,027

Loss before income taxes	(8,695)	(12,214)		(20,909)	(24,699)	(26,160)		(50,859)
Provision for income taxes	848	—		848	—	—		—

Net loss	(9,543)	(12,214)		(21,757)	(24,699)	(26,160)		(50,859)
Deemed dividend and accretion on preferred stock	—	615	(g)	615	—	17,265	(g)	17,265

Net loss attributable to common stockholders	$(9,543)	$(12,829)		$(22,372)	$(24,699)	$(43,425)		$(68,124)

Net loss per share—basic and diluted	$(0.18)			$(0.41)	$(0.47)			$(1.30)

Shares used in computing net loss per share (k)	54,442			54,442	52,269			52,269

(a) Non-GAAP amounts exclude certain reconciling items including amortization of intangible assets, sale of inventory as scrap, amortization of stock-based compensation, amortization of the fair value of warrants issued in connection with a lease agreement, deemed dividend to the preferred stockholders due to a beneficial conversion feature and accretion of a dividend payable to the preferred stockholders, partial recovery on certain investments that had been previously written down, loss from early retirement of software license assets and benefit from change in estimate of pre-bankruptcy liabilities.

(b) Reflects operating results based upon accounting principles generally accepted in the United States (GAAP).

(c) Amount represents amortization of intangible assets, including those arising from fresh-start accounting.

(d) Amount represents proceeds from sale of inventory as scrap and the sale of inventory that had been fully reserved in a prior period.

(e) Amount represents amortization of stock-based compensation.

(f) Amount represents amortization of the fair value of warrants issued in connection with a lease agreement.

(g) Amount represents a deemed dividend to the preferred stockholders due to a beneficial conversion feature of $16.7M and accretion of a dividend payable to the preferred stockholders of $0.6M.

(h) Amount represents realized gains and write-off of certain investments, and partial recovery on certain investments that had been previously written down.

(i) Amount represents loss from early retirement of software license assets.

(j) Amount represents change in estimate of pre-bankruptcy liabilities.

(k) Reflects a change in the capitalization of the Company as a result of the plan of reorganization effective January 2, 2004.

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we use non-GAAP financial results, which are adjusted from results based on GAAP to exclude certain items. These non-GAAP results are provided to enhance the user’s overall understanding of our current financial performance and to help assess our prospects in the future. Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain items that we believe are not indicative of our core operating results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with United States GAAP.

Redback Networks Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Successor	Successor	Predecessor
	Twelve months ended December 31, 2005	January 3 Through December 31, 2004	January 1 Through January 2, 2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss before deemed dividend and accretion on preferred stock	$(22,372)	$(50,858)	$(484,875)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	27,988	22,820	—
Stock-based compensation	4,003	19,817	—
Gain on sale of investment	—	(6,028)	—
Net gain on discharge of debt, fresh-start accounting adjustments, and induced conversion charges	—	—	483,336
Changes in assets and liabilities:
Accounts receivable, net	(10,816)	(7,402)	—
Inventories	(9,209)	(4,300)	—
Other assets	(3,290)	2,639	—
Accounts payable and accrued liabilities	7,762	(5,002)	1,539
Deferred revenue	7,778	10,379	—
Other long-term liabilities	(294)	2,181	—

Net cash provided by (used in) operating activities	1,550	(15,754)	—

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(11,779)	(2,783)	—
Proceeds from sale of equity investment	—	6,028	—
Change in restricted cash, net	—	478	—

Net cash (used in) provided by investing activities	(11,779)	3,723	—

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of stock and exercise of warrants	11,631	34,405	—
Principal payments on capital lease obligations and borrowings	(4,196)	(335)	—
Proceeds from bank borrowings, net	4,000	—	—

Net cash provided by financing activities	11,435	34,070	—

Net increase (decrease) in cash and cash equivalents	1,206	22,039	—
Cash and cash equivalents at beginning of period	42,558	20,519	20,519

Cash and Cash equivalents at end of period	$43,764	$42,558	$20,519